Exhibit 10.239

AMENDMENT TO LEASE AGREEMENT

STATE OF NORTH CAROLINA

AGREEMENT

COUNTY OF NEW HANOVER

THIS AGREEMENT, made as of the 16th day of December, 2005, by and between BBC FAMILY LIMITED PARTNERSHIP, a North Carolina limited partnership, and CAMERON PROPERTIES LIMITED PARTNERSHIP, a North Carolina limited partnership, hereinafter collectively called “Landlord”, PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation, and PPD DEVELOPMENT, LP, a Texas limited partnership (successor to PPD Pharmaco, Inc., a Texas corporation), hereinafter called “Tenant”.

W I T N E S S E T H:

WHEREAS, the said BBC Family Limited Partnership and Pharmaceutical Product Development, Inc., entered into a Lease Agreement dated March 25, 1996 (“Lease I”); and

WHEREAS, Lease I has been amended by an amendment dated April 14, 1999, and two letter amendments, dated November 6, 1996 and June 18, 1997, which are included in all references to Lease I in this Agreement; and

WHEREAS, the said Pharmaceutical Product Development, Inc., assigned its interest in Lease I to the said PPD Pharmaco, Inc.; and

WHEREAS, the said BBC Family Limited Partnership and the said PPD Pharmaco, Inc., entered into a Lease Agreement dated September 15, 1998 (“Lease II”); and

WHEREAS, Tenant is the successor to PPD Pharmco, Inc., and has succeeded to all interests and liabilities of PPD Pharmaco, Inc., under Lease I and Lease II; and

WHEREAS, Lease II has been amended by an amendment, dated April 14, 1999, and a letter amendment dated September 21, 1999, which are included in all references to Lease II in this Agreement; and

WHEREAS, the said BBC Family Limited Partnership has conveyed a four-tenths undivided interest in the land covered by Lease I and Lease II, and a four-tenths undivided interest in Lease I and Lease II, to the said Cameron Properties Limited Partnership; and

WHEREAS, Landlord, the said Pharmaceutical Product Development, Inc., and Tenant desire to enter into the following agreement with respect to Lease I and Lease II.

Now, therefore, in consideration of the foregoing matters and the mutual covenants and agreements herein contained, Landlord, the said Pharmaceutical Product Development, Inc., and Tenant do hereby mutually covenant and agree as follows:

1.	The Lease Commencement Date under Section 2.2.1 of Lease I was November 1, 1996.

2.	Section 1.3.1 of Lease I is hereby amended to read as follows:

1.3.1 Renewal Options. As long as there has not been an uncured event of default, Landlord will grant Tenant the right to renew this lease for one of the following time periods: (a) three (3) months, (b) four (4) months, (c) five (5) months, (d) six (6) months, or (e) seven (7) months. If Tenant exercises its option to renew this lease, it must exercise it as to only one of the above time periods (a) through (e), and it may not exercise such option as to any other time period. In order to exercise such option, Tenant must notify Landlord in writing on or before 5:00 p.m., Eastern Standard Time, February 28, 2006, which of the above time periods (a) through (e) Tenant has selected. Tenant and Landlord shall be bound by all of the terms and conditions of this Lease during the renewal term except for the Annual Total Rent per RSF (which includes the Annual Base Rent per RSF and the Annual Operating Expenses per RSF), as hereinabove defined, which Annual Total Rent per RSF shall be Twenty-Two and no/100 Dollars ($22.00) during the renewal term.

3.	Section 1.3.1 or Lease II is hereby deleted in its entirety.

4.	Section 2.2.1 of Lease II is hereby amended to read as follows:

2.2.1 The Term. The Term of this Lease shall commence upon the Term Commencement Date, and shall continue for a period of ten (10) years. The Term Expiration Date shall be ten (10) years (120 months) after the Term Commencement Date, unless changed by Landlord as provided in Section 2.2.3. The Term Commencement Date shall be September 1, 1999.

5.	Section 2.2.3 is hereby inserted in Lease II, immediately after Section 2.2.2, as follows:

By written notice to Tenant, Landlord may change the Term Expiration Date to any date which is not less than six (6) months after the date such notice is given, and not more than ten (10) years (120 months) after the Term Commencement Date. Such notice may not be given prior to the expiration or termination of the lease term under the Lease Agreement dated March 25, 1996, between BBC Family Limited Partnership, as Landlord, and Pharmaceutical Product Development, Inc., as Tenant, as amended.

Except as herein expressly amended, Lease I and Lease II remain in full force and effect, and the Landlord, the said Pharmaceutical Product Development, Inc., and Tenant hereby ratify and confirm the same, as herein amended.

EXECUTED as a sealed instrument in two or more counterparts as of the day and year first above written.

LANDLORD:

BBC FAMILY LIMITED PARTNERSHIP

By	/s/ Scott C. Sullivan	(SEAL)
Scott C. Sullivan, General Partner

By	/s/ Jabe Hardee	(SEAL)
Jabe V. Hardee, General Partner

CAMERON PROPERTIES LIMITED PARTNERSHIP

By	/s/ Scott C. Sullivan	(SEAL)
Scott C. Sullivan, General Partner

By	/s/ Adair M. Graham, Jr.	(SEAL)
Adair M. Graham, Jr., General Partner

By	/s/ Jabe Hardee	(SEAL)
Jabe V. Hardee, General Partner

WITNESSED BY:

By	/s/ R. Hill Rogers
Name:	R. Hill Rogers

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

By	/s/ Fred B. Davenport, Jr.
Name:	Fred B. Davenport, Jr.
Title:	President

ATTEST:

By	/s/ Charles H. Munn, Jr.
Name:	Charles H. Munn, Jr.
Title:	Assistant General Counsel

[corporate seal]

TENANT:

PPD DEVELOPMENT, LP

By	PPD GP, LLC
ITS, General Partner

By	/s/ Fred B. Davenport, Jr.
Fred B. Davenport, Jr.
President

WITNESSED BY:

By	/s/ Charles H. Munn, Jr.
Name:	Charles H. Munn, Jr.
Assistant General Counsel

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